                                                                     Exhibit 4.9



January 31, 1997



Compositech Ltd.

I hereby agree to extend the due date of the following note as indicated below:

AMOUNT OF NOTES            ORIGINAL DUE DATE         NEW DUE DATE
$550,000                   5/28/96                   3/31/98

$310,000                   IPO closing or            3/31/98
                           3/30/97

$250,000                   IPO closing or            3/31/98
                           3/30/97



Signed:  /S/ Willard T. Jackson
         ---------------------------------
         Willard T. Jackson

                                                                     Exhibit 4.9



January 31, 1997



Compositech Ltd.

I hereby agree to extend the due date of the following note as indicated below:

AMOUNT OF NOTE             ORIGINAL DUE DATE         NEW DUE DATE
$25,000                    5/28/96                   3/31/98




Signed:  /S/ Samuel S. Gross
         ---------------------------------
         Samuel S. Gross

                                                                     Exhibit 4.9



January 31, 1997



Compositech Ltd.

I hereby agree to extend the due date of the following note as indicated below:


AMOUNT OF NOTES            ORIGINAL DUE DATE         NEW DUE DATE
$25,000                    7/19/97                   3/31/98

$50,000                    5/28/96                   3/31/98

$25,000                    IPO closing or            3/31/98
                           3/30/97

$50,000 IRA                IPO closing or            3/31/98
                           3/30/97




Signed:  /S/ Fred E. Klimpl
         ---------------------------------
         Fred E. Klimpl

                                                                    Exhibit 4.9



January 31, 1997



Compositech Ltd.

I hereby agree to extend the due date of the following note as indicated below:


AMOUNT OF NOTES            ORIGINAL DUE DATE         NEW DUE DATE
 $50,000                   7/19/97                   3/31/98

 $50,000                   5/28/96                   3/31/98

$110,000                   IPO closing or            3/31/98
                           3/30/97




Signed:  /S/ Jonas Medney
         ---------------------------------
         Jonas Medney